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                                                                   EXHIBIT 10(i)

                       KULICKE AND SOFFA INDUSTRIES, INC.
                      1988 EMPLOYEE INCENTIVE STOCK OPTION
                       AND NON-QUALIFIED STOCK OPTION PLAN
               (As Amended and Restated Effective March 21, 2003)

         Section 1. Purpose.

         The purpose of the 1988 Employee Stock Option and Non-qualified Stock Option Plan (the "Plan") of Kulicke and Soffa Industries, Inc. (the "Company") is to encourage stock ownership by officers and employees of the Company by issuing options to purchase shares of the Company's stock ("Options," and individually an "Option"), enabling such employees to acquire or increase their proprietary interest in the Company and thereby encouraging them to remain in the employ of the Company. The Options issued pursuant to the Plan are intended to constitute either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, at the discretion of the Board of Directors at the time of grant.

         Section 2. Administration.

         The Plan will be administered by a Committee of the Board of Directors (the "Committee"), appointed by the Board of Directors (the "Board") of the Company. The Committee will consist of at least three directors not employed by the Company who will serve at the pleasure of the Board. The Committee will hold meetings when a quorum is present at such times and places as it may determine. A quorum shall consist of a majority of the Committee. A majority of the Committee present and voting at a meeting at which a quorum is present, or acts reduced to and approved in writing by a majority of the members of the Committee at any other time, will be valid acts of the Committee. The Committee may, from time to time at its discretion, recommend to the Board which, if any, officers and employees will be granted Options, the type of Option to be granted, the amount of stock to be subject to each such Option, and the option price of any non-qualified stock option. Options shall be granted only by the Board of Directors, provided that no member of the Board eligible to receive options under the Plan shall participate in any action of the Board with respect to the Plan.

         The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it will be final unless otherwise determined by the Board. Anything herein to the contrary notwithstanding, no member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         Section 3. Eligibility.

         Officers and employees of the Company and its majority owned subsidiaries (as defined in section 424(f) of the Code) ("Subsidiaries") who are expected to make significant contributions to the long term success of the Company are eligible to receive incentive stock options or non-qualified stock options under the Plan, as the Board may select from time to time either on its own motion or from among those nominated by the Committee. An officer or employee who is granted an Option is an Optionee (which term also includes the Optionee's legal representative under Section 5(g) hereof). An Optionee may be granted more than one Option.

         Section 4. Stock.

         The stock subject to an Option will be shares of the Company's authorized but unissued or reacquired Common Stock, without par value (the "Shares"). Options shall not be issued with respect to more than 500,000 Shares, subject, however, to adjustment as provided in Section 5(h) hereof.

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         Section 5. Terms and Conditions of Options.

         Each Option granted pursuant to the Plan will be authorized by the Board and will be evidenced by an Option Notice in such form as the Committee or the Board may from time to time determine. Each Option Notice will include the information required in subparagraphs (a), (b) and (c) of this Section 5 and will be in conformity with and will incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

                  (a) Number of Shares. The number of Shares subject to the Option will be stated in the Option Notice.

                  (b) Option Price. The price per Share payable on the exercise of the Option will be stated in the Option Notice and (i) with respect to non-qualified stock options, will be at such price as the Board of Directors shall determine; and (ii) with respect to incentive stock options, will be at a price not less than 100% of the fair market value per share of the outstanding shares of Common Stock of the Company on the date the Option is granted, without regard to any restriction other than a restriction which will never lapse. So long as the Company's Common Stock is quoted on NASDAQ, the fair market value, for the purpose of compliance with the foregoing sentence with respect to incentive stock options, shall be the representative closing price of the stock as obtained from NASDAQ on the date of the grant of the Option.

                  (c) Form of Option. The Option Notice will state whether the Option granted is to be treated as an incentive stock option or a non-qualified stock option, and will constitute a binding determination as to the form of Option granted.

                  (d) Payment. The price payable on the exercise of the Option in whole or in part will be equal to the Option price multiplied by the number of Shares as to which the Option is exercisable, and shall be paid in full upon exercise of any Option, either in cash or by delivering to the Company shares of the Company's Common Stock having a fair market value, as of the close of business on the day preceding such delivery, equal to the aggregate exercise price of the Shares being purchased on exercise of the Options, or by a combination of such cash and shares.

                  (e)      Notwithstanding any other provision of this Plan:

                                    (i)      No option shall be granted under
this Plan after December 13, 1998.

                                    (ii)     No Option granted under this Plan
shall be exercisable later than ten years from the date of grant.

                                    (iii)    No Option granted to any Optionee
shall be treated as an incentive stock option under the Code, to the extent such Option would cause the aggregate fair market value (determined as of the date of grant of each such option) of the Shares with respect to which incentive stock options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an incentive stock option would cause the optionee to exceed the $100,000 limitation, such incentive stock options shall be taken into account in the order granted. For purposes of this subsection, incentive stock options include all incentive stock options under all plans of the Company and its Subsidiaries that are incentive stock option plans within the meaning of Section 422 of the Code.

                                    (iv)     Options granted pursuant to this
Plan may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other Plan of the Company, its parent or any of its subsidiaries.

                                    (v)      No incentive stock option shall be
granted under this Plan to any person who, at the time of the grant of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, unless the option price at the time the Option

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is granted is at least 110 percent (110%) of the fair market value of the stock, and subject to the condition that the Option expires five years from the option grant date.

                  (f) Term and Exercise of Options. Subject to the provisions of Section 5(c)(i), (ii) and (v) hereof, Options granted hereunder may be exercisable in whole or in part at such time or times as the Board shall designate when granting such Options.

         No Option may be exercised for less than 25 shares or for any fractional shares, unless such Option is exhausted upon its exercise.

         Unless sooner terminated as provided in this Plan, each Option shall expire no later than ten years from the date of grant, and shall be void and unexercisable thereafter. No incentive stock option and, except as otherwise provided by the Board or the Committee, no non-qualified stock option shall be assignable or transferrable by the Optionee otherwise than by will or by the laws of decent and distribution, and, subject to the preceding clause, an Option may be exercised only by the Optionee and may not be exercised by any other person except as provided in Section 5(g) hereof.

                  (g) Termination of Options. Except as provided herein, Options shall terminate when the option holder ceases to be employed either by the Company or one of its Subsidiaries.

         Upon the death of an Optionee while in the employ of the Company or a Subsidiary, Options held by such Optionee which are exercisable on the date of his or her death shall be exercisable by his or her executor(s) or administrator(s) for a period of one year from the date of such Optionee's death. Notwithstanding the foregoing, with respect to Options granted on and after October 8, 1996, if an Optionee shall die while in the employ of the Company or a Subsidiary and prior to the expiration date fixed for his or her Option, such Option shall accelerate and may be exercised, to the extent it remains unexercised on the date of his or her death, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, at any time prior to the earlier of: (1) the expiration date specified in such Option; or (2) one year after the date of death.

         Upon termination of an Optionee's employment with the Company or a Subsidiary for any reason other than Cause, Options exercisable by such Optionee on the date of termination of employment shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment, by the Optionee's executor(s) or administrator(s)), for a period of three months from the date of such Optionee's termination of employment. With respect to Options granted on or after October 8, 1996, the preceding sentence shall apply in the event of termination of employment for any reason other than death, disability, Retirement or Cause.

         Upon the termination of an Optionee's employment for Cause, all Options held by such Optionee shall terminate concurrently with receipt by the Optionee of oral or written notice that his or her employment has been terminated. For the purposes of this Plan, termination for Cause shall include termination by reason of any dishonest or illegal act, or any willful refusal or failure to perform duties properly assigned.

         With respect to Options granted on or after October 8, 1996, if an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her employment and, prior to the expiration date fixed for his or her Option, his or her employment is terminated as a consequence of such disability, such Option shall accelerate and may be exercised, to the extent it remains unexercised on the date of such termination, by the Optionee at any time prior to the earlier of: (1) the expiration date specified in such Option; or
(2) one year after the date of such termination of employment. In the event of an Optionee's legal disability, such Option may be so exercised by the Optionee's legal representative.

         With respect to Options granted on or after October 8, 1996, if an Optionee's employment is terminated prior to the expiration date fixed for his or her Option by reason of Retirement (as hereinafter defined), such Option shall accelerate and may be exercised, to the extent it remains unexercised on the

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date of such Retirement, by the Optionee at any time prior to the earlier of:
(1) the expiration date specified in such Option; or (2) three months after the date of such Retirement. For purposes of this Plan, Retirement shall mean, effective for Options granted on or after February 12, 2002, an Optionee's retirement from the Company and its Subsidiaries at or after attaining age 50 and completing at least three years of employment with the Company and its Subsidiaries, provided the sum of the Optionee's age and years of employment with the Company and its Subsidiaries equals or exceeds 60. With respect to Options granted prior to February 12, 2002, Retirement shall mean an Optionee's retirement from the Company and its Subsidiaries at or after attaining age 65 or before age 65 if expressly agreed to by the Company. The Office of the President of the Company shall have the authority to grant requests for termination on account of Retirement under the Plan, provided the age and/or employment requirements of the applicable standard are met.

         Options may be terminated at any time by agreement between the Company and the Optionee.

                  (h) Recapitalization. Subject to any required action by the stockholders, if any, the number of Shares as to which Options may be granted under this Plan and the number of Shares subject to outstanding options and the option prices thereto will be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits and reverse stock splits, but not for stock dividends. The number of shares will be adjusted to the nearest whole share. Any stock dividend resulting in an increase of 20% or more in the outstanding Common Stock shall be deemed a stock split.

         If the Company is a party to any merger in which the Company is not the surviving entity, any consolidation or dissolution (other than the merger or consolidation of the Company with one or more of its wholly-owned Subsidiaries), all Options outstanding hereunder shall terminate (1) in the case of such a merger or consolidation, on the date that such merger or consolidation becomes effective, and (2) in the case of dissolution, on the date that the Articles of Election to Dissolve are filed with the Secretary of the Commonwealth of Pennsylvania. If Options are terminated pursuant to the provisions of the foregoing sentence, Optionees shall receive in cash from the Company an amount equal to the fair market value of the Shares which are subject to then exercisable Options, determined as of the close of business on the day preceding the event cancelling all outstanding Options under this Plan, less the amount which would be required to exercise the then exercisable Options. Optionees shall have no rights to compensation or other consideration with respect to the cancellation of Options not subject to exercise on the date of cancellation.

         Except as expressly provided above in this Section 5(h), the Optionee will have no rights by reason of (1) any subdivision or consolidation of shares of stock of any class of the Company; (2) payment of any stock dividend by the Company; (3) any other increase or decrease in the number of shares of stock of any class of the Company; or (4) by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation.

         The grant or existence of any Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its stock or assets.

                  (i) Rights as a Stockholder. The Optionee will have no rights as a stockholder of the Company with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon exercise has been issued to him or her. No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date the Shares so purchased have been issued.

                  (j) Modification, Extension and Renewal of Option. Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee. Further, notwithstanding any provision of this Plan to the contrary (other than Section 5(h)), with respect to Options

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outstanding on February 9, 1999, the option price of an outstanding Option shall not, without the prior approval of the Company's stockholders, be reduced, whether through amendment, cancellation, replacement grants, or other similar means.

                  (k) Purchase for Investment. The issuance of Shares on exercise of the Option will be conditioned on obtaining appropriate representations and warranties of the Optionee that the purchase of Shares thereunder will be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act of 1933, as amended (the "Act"), and comply with any other law, regulation or rule applicable thereto. Unless the Shares are registered under the Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Act and may not be sold or otherwise transferred unless the Shares have been registered under the Act in connection with the sale or other transfer, or that counsel satisfactory to the Company is of the opinion that the sale or other transfer is exempt from registration under the Act, and unless said sale or transfer is in compliance with any other applicable law, including all applicable state securities laws.

                  (l) No Rights to Employment. Officers or employees granted Options under this Plan shall not have any right to continue in the employment of the Company or any Subsidiary by nature of the existence of such Options. An Optionee whose employment is terminated shall have no rights against the Company by reason of the termination of such Option whether the termination of the employment be with or without Cause.

                  (m) Other Provisions. The Option Notice may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon the exercise of the Option.

         Section 6. Term of Plan.

         Options may be granted from time to time within a period of ten years from the date the Plan is effective as described in Article 10 hereof.

         Section 7.  Amendment of the Plan.

         Insofar as permitted by law and the Plan, the Board may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders, no such revision or amendment may change the aggregate number of Shares for which options may be granted hereunder, change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an Option under the Plan while serving thereon.

         Any other provision of this Section 7 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the incentive stock options or the non-qualified stock options available under the Plan continue to be treated as such, respectively, under the law.

         Section 8. Application of Funds.

         The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options will be used for general corporate purposes.

         Section 9. No Obligation to Exercise Option.

         The granting of an Option will impose no obligation upon the Optionee to exercise such Option.

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         Section 10. Approval of Stockholders.

         This Plan shall become effective on the date that it is adopted by the Board, provided, however, that it shall become null and void if it is not approved by a majority of the holders of the Company's Common Stock present in person or by proxy at a meeting held within one year (365 days) of its adoption by the Board. The Board may grant Options hereunder prior to approval of the Plan by the holders of such a majority of the Common Stock; provided, however, that no Option so granted shall be exercisable within 365 days of the date of the adoption of the Plan, and all Options so granted shall terminate and become null and void if the Plan is not approved by a majority of the holders of the Company's Common Stock present in person or by proxy at a meeting of the shareholders held within 365 days of its adoption by the Board.

Date Plan adopted by Board of Directors: December 6, 1988